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                                                                    EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
              --------------------------------------------------

   We hereby consent to the use in Amendment No. 2 to the Registration Statement on Form SB-2 of our report, dated January 24, 1997, relating to the consolidated financial statements of COLORADO BUSINESS BANKSHARES, INC. and subsidiaries as of December 31, 1996, and for the year then ended. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.



                                                  BAIRD, KURTZ & DOBSON
                                                  /s/ Baird, Kurtz & Dobson

Denver, Colorado
June 11, 1998